FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND CONSENT

THIS FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND CONSENT, dated as of October 23, 2015 (this “Agreement”), is entered into among Ruby Tuesday, Inc., a Georgia corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Revolving Credit Agreement dated as of December 3, 2013 (as amended by that certain First Amendment to Revolving Credit Agreement and Waiver dated as of January 10, 2014, that certain Second Amendment to Revolving Credit Agreement and Waiver dated as of February 7, 2014, that certain Third Amendment to Revolving Credit Agreement dated as of August 5, 2014, that certain Fourth Amendment to Revolving Credit Agreement dated as of June 29, 2015, and as further amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has informed the Administrative Agent that the Borrower intends to explore the opportunity to Dispose of certain and specific restaurant locations and related assets and concepts through (a) the sale and/or closure of specific store units identified in Exhibit A attached hereto, and (b) the sale of the royalty streams from the store units identified in Exhibit B attached hereto and up to five (5) additional store units approved by the Administrative Agent (such approval not to be unreasonably withheld, conditioned or delayed) (collectively with the store units identified on Exhibit B attached hereto, the “Store Units”), and specific intellectual property and franchise rights owned by the Borrower and used for the organizing, owning, and funding the establishment and operation of the Store Units (each and all of the potential transactions individually and collectively, the “Specified Disposition”); and

WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement and provide the consent set forth in Section 2 below, and the Required Lenders are willing to amend the Credit Agreement and provide the consent as set forth below, subject to the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Incorporation of Recitals.  The recitals to this Agreement are incorporated fully and made a part of this Agreement.

2. Consent.  Subject to the other terms and conditions of this Agreement, the Lenders hereby consent to the Specified Disposition notwithstanding the requirements set forth in Section 8.5 of the Credit Agreement and agree that no prepayment pursuant to Section 2.10(b)(ii) of the Credit Agreement with any Net Cash Proceeds received in connection with the Specified Disposition shall be required; provided, that, (a) no Default or Event of Default shall have occurred and be continuing before or immediately after giving effect to the Specified Disposition, and (b) the Borrower shall be in compliance on a Pro Forma Basis with the financial covenants contained in Article VII of the Credit Agreement after giving effect to the Specified Disposition.  The above consent and agreement shall not modify or affect the Loan Parties’ obligations to comply fully with the terms of Section 2.10(b)(ii) of the

Credit Agreement, Section 8.5 of the Credit Agreement or any other duty, term, condition or covenant contained in the Credit Agreement or any other Loan Document in the future.  The consent and agreement set forth in this Section 2 is limited solely to the Specified Disposition, and nothing contained in this Agreement shall be deemed to constitute a waiver of Section 2.10(b)(ii) of the Credit Agreement or Section 8.5 of the Credit Agreement in the future, or any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Documents or under applicable law.

The Lenders hereby confirm and agree that the Administrative Agent is authorized to release any Lien on any Collateral granted to or held by the Administrative Agent under any Loan Document that is sold or otherwise Disposed of in connection with the Specified Disposition.

3. Amendment.  Clause (ii) of the definition of “Adjusted Total Debt” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

(ii) to the extent not included in clause (i), the present value of all lease obligations arising under operating leases of Borrower and its Subsidiaries as determined in accordance with GAAP (provided, that, notwithstanding anything to the contrary contained herein, such lease obligations shall not include payments conditioned upon the exercise of a renewal option of any rental or operating lease that would be payable by the Borrower or any of its Subsidiaries only to the extent such lease was renewed beyond the completion of the current term of such lease), applying a discount rate of ten percent (10%).

4. Reaffirmation.  Each of the Loan Parties acknowledges and reaffirms (a) that it is bound by all of the terms of the Credit Agreement and the other Loan Documents to which it is a party and (b) that it is responsible for the observance and full performance of all Obligations, including without limitation, the repayment of the Loans and reimbursement of any drawings on a Letter of Credit.  Without limiting the generality of the preceding sentence, each of the Guarantors restates and reaffirms that it guarantees the prompt payment when due of all Obligations, in accordance with, and pursuant to the terms of the Credit Agreement.  Furthermore, the Loan Parties acknowledge and confirm (i) that the Administrative Agent and the Lenders have performed fully all of their respective obligations under the Credit Agreement and the other Loan Documents and (ii) by entering into this Agreement, the Lenders do not waive or release any term or condition of the Credit Agreement or any of the other Loan Documents or any of their rights or remedies under such Loan Documents or applicable law or any of the obligations of the Loan Parties thereunder.

5. Conditions Precedent.  This Agreement shall be effective upon the receipt by the Administrative Agent of counterparts of this Agreement, duly executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.

6.           Miscellaneous.

(a)           The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)           Each Loan Party hereby represents and warrants as follows:

(i)           Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

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(ii)           This Agreement has been duly executed and delivered by each Loan Party and constitutes the legal, valid and binding obligations of each Loan Party, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)           No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement.

(c)           Each Loan Party represents and warrants to the Lenders that (i) the representations and warranties set forth in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects (before and after giving effect to this Agreement) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)           This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)           THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                                                             RUBY TUESDAY, INC.

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Chief Legal Officer and Secretary

GUARANTORS:                                                         RTBD, INC.

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT FINANCE, INC.

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RUBY TUESDAY GC CARDS, INC.

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT TAMPA FRANCHISE, L.P.

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT ORLANDO FRANCHISE, L.P.

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT SOUTH FLORIDA FRANCHISE, L.P.

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT NEW YORK FRANCHISE, LLC

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND CONSENT
RUBY TUESDAY, INC.

                   RT SOUTHWEST FRANCHISE, LLC

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT MICHIANA FRANCHISE, LLC

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT FRANCHISE ACQUISITION, LLC

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT KENTUCKY RESTAURANT HOLDINGS, LLC

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT FLORIDA EQUITY, LLC

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RTGC, LLC

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT DETROIT FRANCHISE, LLC

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT MICHIGAN FRANCHISE, LLC

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND CONSENT
RUBY TUESDAY, INC.

                   RT WEST PALM BEACH FRANCHISE, L.P.

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT NEW ENGLAND FRANCHISE, LLC

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT LONG ISLAND FRANCHISE, LLC

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RUBY TUESDAY, LLC

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT LAS VEGAS FRANCHISE, LLC

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT MINNEAPOLIS FRANCHISE, LLC

By      /s/ Rhonda Parish
Name:           Rhonda Parish
Title:           Vice President and Secretary

RT INDIANAPOLIS FRANCHISE, LLC

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT DENVER FRANCHISE, L.P.

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND CONSENT
RUBY TUESDAY, INC.

RT OMAHA FRANCHISE, LLC

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT KCMO FRANCHISE, LLC

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT PORTLAND FRANCHISE, LLC

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT ST. LOUIS FRANCHISE, LLC

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT WESTERN MISSOURI FRANCHISE, LLC

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT AIRPORT, INC.

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT LOUISVILLE FRANCHISE, LLC

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT MCGHEE-TYSON, LLC

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND CONSENT
RUBY TUESDAY, INC.

RT ONE PERCENT HOLDINGS, INC.

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT ONE PERCENT HOLDINGS, LLC

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT MINNEAPOLIS HOLDINGS, LLC

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT OMAHA HOLDINGS, LLC

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT DENVER, INC.

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT LOUISVILLE, INC.

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT ORLANDO, INC.

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT SOUTH FLORIDA, INC.

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND CONSENT
RUBY TUESDAY, INC.

RT TAMPA, INC.

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT WEST PALM BEACH, INC.

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT NEW HAMPSHIRE RESTAURANT HOLDINGS, LLC

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT RESTAURANT SERVICES, LLC

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RTTA, LP

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT DISTRIBUTING, LLC

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT O’TOOLE, LLC

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT SMITH, LLC

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND CONSENT
RUBY TUESDAY, INC.

RT MILLINGTON, LLC

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

4721 RT OF PENNSYLVANIA, INC.

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RTTT, LLC

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RTT TEXAS, INC.

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT JONESBORO CLUB

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RUBY TUESDAY OF RUSSELLVILLE, INC.

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RUBY TUESDAY OF CONWAY, INC.

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

RT KCMO KANSAS, INC.

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND CONSENT
RUBY TUESDAY, INC.

RUBY TUESDAY OF BRYANT, INC.

By      /s/ Rhonda Parish
Name:         Rhonda Parish
Title:           Vice President and Secretary

FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND CONSENT
RUBY TUESDAY, INC.

ADMINISTRATIVE AGENT:                                    BANK OF AMERICA, N.A.,
as Administrative Agent

By      /s/ Erik M. Truette
Name: Erik M. Truette
Title:   Vice President

FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND CONSENT
RUBY TUESDAY, INC.

LENDERS:                                                                   BANK OF AMERICA, N.A.,
as a Lender and an Issuing Bank

By      /s/ Anthony Luppino
Name: Anthony Luppino
Title:    Vice President

FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND CONSENT
RUBY TUESDAY, INC.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By       /s/ Darcy McLaren
Name: Darcy McLaren
Title:   Director

FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND CONSENT
RUBY TUESDAY, INC.

REGIONS BANK,
as a Lender

By       /s/ Jay Sim
Name: Jay Sim
Title:  Vice President

FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND CONSENT
RUBY TUESDAY, INC.

Exhibit A

HOUSE CODE	NAME	ADDRESS	CITY	STATE	ZIP
6307	Bridge Street Town Centre	335 THE BRIDGE ST #127	HUNTSVILLE	AL	35806
6310	Pentagon Row	1101 S JOYCE ST SUITE B#5	ARLINGTON	VA	22202
6317	Park West Village	3305 VILLAGE MARKET PLACE	MORRISVILLE	NC	27560
6320	Coconut Creek	4425 LYONS ROAD SUITE #106	COCONUT CREEK	FL	33073
6321	Downtown	7 WEST FLAGLER STREET	MIAMI	FL	33130
6322	East Lauderdale	1535 N. FEDERAL HIGHWAY	FT. LAUDERDALE	FL	33304
6323	Midtown	3201 N. MIAMI AVE, SUITE 100	MIAMI	FL	33127
6324	North Miami Beach	14831 BISCAYNE BLVD.	NORTH MIAMI BEACH	FL	33181
6325	Phillips Crossings	8031 TURKEY LAKE ROAD, SUITE 100	ORLANDO	FL	32819
6326	Winter Park Village	510 N. ORLANDO AVE, SUITE 100	WINTER PARK	FL	32789
6330	CHAPEL HILL	140 W FRANKLIN STREET	CHAPEL HILL	NC	27516
6331	Brier Creek	8521 BRIER CREEK PKY #101	RALEIGH	NC	27617
6332	U Square at The Loop	237 CALHOUN ST.	CINCINNATI	OH	45219
6334	Rookwood Exchange	3831 EDWARDS RD, SUITE 100	NORWOOD	OH	45209
6339	The Corner	1824 N. WESTSHORE BLVD.	TAMPA	FL	33607
6347	Seventh Street	726 7TH STREET NW	WASHINGTON	DC	20001
6354	Tyrone Mall	2468 TYRONE BLVD N	ST. PETERSBURG	FL	33710
6358	Daytona Beach	1802 W INTERNATIONAL SPEEDWAY BLVD	DAYTONA BEACH	FL	32114
6360	Colonial Town Park	1130 TOWNPARK AVE. STE 1122	LAKE MARY	FL	32746

Exhibit B

HOUSE CODE	ADDRESS	CITY	STATE	ZIP
6411	801 SOUTH UNIVERSITY DRIVE	PLANTATION	FL	33324
6412	601 SW 145TH TERRACE	PEMBROKE PINES	FL	33027
6413	9005 SW 72ND PLACE	MIAMI	FL	33156
6414	12516 SW 88TH STREET	MIAMI	FL	33186
6416	8484 NW 36TH STREET	DORAL	FL	33166
6418	20642 STATE ROAD 7 UNIT 1	BOCA RATON	FL	33498
6415	233 HOUSTON STREET	COLLEGE STATION	TX	77843
6417	1306 STANFORD DRIVE	CORAL GABLES	FL	33124